EXHIBIT 99.1

John P. Pavia Joins RedRoller Board of Directors

 -Experienced Legal Officer Provides Counsel on Growth Strategy and Initiatives in Advisory Role for Developing e-Commerce Company-

STAMFORD, CT---January 4, 2008---RedRoller Holdings, Inc., (OTCBB:RROL), today announced that John P. Pavia has been appointed to the Board of Directors of RedRoller Holdings, Inc. Pavia previously served as Vice President, Deputy General Counsel & Assistant Secretary at R.R. Donnelly & Sons Company, the world's premier full-service provider of print and related services, and will bring over a decade of experience in corporate legal counsel to support RedRoller’s® growth and market momentum.

“I look forward to working with RedRoller as they are poised to become one of the most helpful services in the small business community; allowing business owners to ship items in a simplified, efficient and inexpensive manner,” said Pavia. “RedRoller levels the business landscape by making it possible for even the smallest businesses to compete with large enterprise corporations. With ‘the click of a button,’ small businesses can make smarter shipping decisions based on delivery time, cost and location, better servicing their clients and creating a more profitable customer relationship.”

Pavia has been part of three separate management teams that have grown businesses by leading negotiations on major transactions including mergers and acquisitions, managing integration initiatives and maintaining strategic partnerships. Among Pavia's leadership roles, he served as Vice President of R.R. Donnelly & Sons, where he was one of the senior legal officers of a large, diverse, publicly traded company. Prior to R.R. Donnelly & Sons, Pavia served as Senior Vice President of HUON Corporation, where he directed all valuations, integration projects and the formation and maintenance of strategic partnerships. Pavia also served as Principal of Levy & Droney, P.C., where his responsibilities included providing clients with legal advocacy on matters involving mergers and acquisitions, intellectual property, contract negotiations, licensing and employment law.

William Van Wyck, RedRoller’s President and CEO, commenting on Pavia’s appointment, said, “John brings a broad range of experience with high-growth organizations and legal expertise to RedRoller. We look forward to his participation on the board and his insight as we develop RedRoller’s growth strategy in the small business marketplace.”

Pavia has appeared as a legal analyst on MSNBC, Fox News and CNN and has his J.D. from American University School of Law in Washington D.C. Pavia is also a member of the New York and Connecticut Bars as well as the U.S. District Court.

About RedRoller
RedRoller simplifies shipping packages for small businesses. Established in 2004, RedRoller’s easy-to-use, Web-based service provides real-time comparisons across multiple carriers, allowing small business and home office communities to conveniently select shipping services that meet their needs. RedRoller takes care of creating the shipment with selected carriers, generating authorized shipping labels and arranging for pick-up or locating the nearest drop off location, saving small businesses time and money.

RedRoller's service is currently in beta release at www.redroller.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

This press release includes forward-looking statements about our anticipated results that involve risks and uncertainties. Some of the information contained in this press release including information with respect to the Company’s plans, objections, expectations and strategy for its business and related financing, contains forward-looking statements that involve risks and uncertainties. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,”

 “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements in this press release. Important factors, including the Company's ability to maintain is website and associated computer system, maintain desirable economics for its products and customer acceptance thereof, which could cause actual results to differ materially from those in the forward-looking statements, are detailed in filings with the Securities and Exchange Commission made by RedRoller Holdings, Inc., including the ‘Risk Factors’ section, in its Current Report on Form 8-K filed on November 13, 2007.  RedRoller Holdings, Inc. undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Press Contacts

Richard Turcott
RedRoller, Inc.
978.496.1264
rturcott@redroller.com

Matt Trocchio
SHIFT Communications
617.779.1848
mtrocchio@shiftcomm.com